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                            SUPPLEMENT TO PROSPECTUS
             FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                   DATED MAY 1, 2003, AS AMENDED MAY 5, 2003

FIXED ACCOUNT INVESTMENT OPTION

For contracts purchased on and after October 7, 2002: (a) purchase payments may not be allocated to the 1-year fixed account investment option and (b) transfers from the variable account investment options to the 1-year fixed account investment option will not be permitted.

Contract owners who purchase their contracts prior to October 7, 2002 may transfer to the 1 or 3-year fixed account investment options as applicable (collectively, the "Fixed Account Investment Options") or renew amounts currently in a Fixed Account Investment Option, but may not allocate new purchase payments to the Fixed Account Investment Options.

                          SUPPLEMENT DATED MAY 1, 2003


Strategy.Supp 5/2003